Exhibit 99.(s)

TRILOMA EIG GLOBAL ENERGY FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Jack A. Cuneo, hereby constitutes and appoints Brian Gilmore, Barry L. Goff, Deryck Harmer and Eric Nadeau, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Triloma EIG Global Energy Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: June 24, 2015

/s/ Jack A. Cuneo
Jack A. Cuneo

TRILOMA EIG GLOBAL ENERGY FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Bruce E. Waits, hereby constitutes and appoints Brian Gilmore, Barry L. Goff, Deryck Harmer and Eric Nadeau, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Triloma EIG Global Energy Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: June 24, 2015

/s/ Bruce E. Waits
Bruce E. Waits

TRILOMA EIG GLOBAL ENERGY FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, David Rothschild, hereby constitutes and appoints Brian Gilmore, Barry L. Goff, Deryck Harmer and Eric Nadeau, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Triloma EIG Global Energy Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: June 24, 2015

/s/ David Rothschild
David Rothschild

TRILOMA EIG GLOBAL ENERGY FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Brian Gilmore, hereby constitutes and appoints Barry L. Goff, Deryck Harmer and Eric Nadeau, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Triloma EIG Global Energy Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: June 24, 2015

/s/ Brian Gilmore
Brian Gilmore

TRILOMA EIG GLOBAL ENERGY FUND

Power of Attorney

Know All Men By These Presents, that the undersigned, Barry L. Goff, hereby constitutes and appoints Brian Gilmore, Deryck Harmer and Eric Nadeau, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Triloma EIG Global Energy Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: June 24, 2015

/s/ Barry Goff
Barry L. Goff